Financial Services, Inc. Investor Presentation | April 2023 Carmichaels Branch built circa 1912

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 2 Forward-Looking Statements and Non-GAAP Financial Measures Statements contained in this investor presentation that are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and such forward-looking statements are subject to significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Act. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, general and local economic conditions, the scope and duration of economic contraction as a result of the COVID-19 pandemic and its effects on the Company’s business and that of the Company’s customers, changes in market interest rates, deposit flows, demand for loans, real estate values and competition, competitive products and pricing, the ability of our customers to make scheduled loan payments, loan delinquency rates and trends, our ability to manage the risks involved in our business, our ability to control costs and expenses, inflation, market and monetary fluctuations, changes in federal and state legislation and regulation applicable to our business, actions by our competitors, and other factors that may be disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation. Explanation of Use of Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), we use, and this investor presentation contains or references, certain non-GAAP financial measures. We believe these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company’s business and in analyzing the Company’s operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 3 “We partner with individuals, businesses and communities to realize their dreams, protect their financial futures and improve their lives “ Mission Statement

Well-Positioned for Uncertain Times

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 5 Secure Deposit Base • In total, 62.9% of deposits are FDIC insured as of March 31, 2023 • Uninsured deposits consist of business & retail deposits of 17.5% and 6.9% of total deposits, respectively • At March 31, 2023, deposits consisted of 55.8% retail; 30.0% business; and 14.2% municipal • CBFV is focused on providing opportunities for uninsured depositors to move funds to alternate products, providing benefit to both customers and the bank FDIC Insured, 62.9% Collateralized, 12.7% Uninsured, 24.4%

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 6 Strong Liquidity Position • Cash & Cash Equivalents totaled $103.5 million, or 7.2% of total assets • All securities classified as Available-for-Sale and marked to market • No outstanding borrowings from available borrowing capacity at the bank subsidiary • $618.5 million in available borrowing capacity (FED, FHLB, Other) • No wholesale or broker deposits$45,750 24.2% $13,691 7.2% $40,458 21.4% $79,175 41.9% $7,485 4.0% $2,466 1.3% Government Agency Municipal MBS's CMO's Corporate Debt Marketable Equity Cash 11.4% Investments 20.7% Fed Borrow 13.2% FHLB Borrow 49.2% Other Borrow 5.5% Total Liquidity of $911.0 million

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 7 Market Presence with Brand Recognition Seasoned Executive Leadership Deploying Technology to Enhance Client Experience Investment Summary Serving Stable Southwestern PA & Ohio River Valley markets Proven experience through all economic cycles Continuing to invest with a tech- forward and people-centric approach Investing for Growth Adding new talent, tech upgrades and investing in process improvement Rewarding Shareholders Stable quarterly dividend and active share repurchase program

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 8 Corporate Overview Headquartered in Southwestern, Pennsylvania Community Bank (the "Bank"), the wholly-owned subsidiary of CB Financial Services, Inc. operates ten offices providing a wide range of banking services in Greene, Allegheny, Washington, Fayette, and Westmoreland Counties in southwestern Pennsylvania, and three offices in Marshall and Ohio Counties in West Virginia. In addition, the Bank provides personal and commercial insurance products through its Exchange Underwriters subsidiary which is based in the Bank's headquarters in Washington, PA. Financial Overview(1) Assets Loans Deposits $1.43 billion $1.07 billion $1.28 billion Founded in 1901 (1) Data as of March 31, 2023

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 9 CBFV Share Price $21.55 Shares Outstanding 5.1M Public Float 4.6M Market Cap 110.3M Total Stockholders' Equity $117.2M Book Value per Common Share $22.90 Tangible Book Value per Common Share (1) $20.40 Price to Book Value 0.95x Price to Tangible Book Value (1) 1.06x P/E LTM (LTM EPS of $2.39) 9.02x P/E LTM (LTM Adjusted EPS of $2.33) (1) 9.25x ◦ All daily trading information/multiples as of April 26, 2023 ◦ All other financial information as of March 31, 2023 (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. Share / Trading Information

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 10 Commercial Banking Retail Banking Mortgage Banking Insurance Brokerage ▪ Well-positioned to serve the needs of small and medium-sized businesses across our footprint ▪ Growing presence within the Pittsburgh MSA ▪ Strong asset quality ▪ Branch optimization completed in 2021 ▪ Currently operating in Southwestern PA and Ohio River Valley ▪ Ongoing investment in technology and physical infrastructure ▪ Active mortgage origination platform with dedicated mortgage originators ▪ Low volatility housing market ▪ Expanding mortgage banking platform into legacy markets ▪ Provides relatively uncorrelated source of revenues ▪ Complementary to commercial and retail banking business Diversified Business

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 11 2023 Macro Outlook Item Comment Deposits Market pricing began increasing during 2022 and we expect that will continue; Corporate wide initiatives to increase deposits in place Loans Focal area with new talent in place, continuing to opportunistically push for growth in the face of headwinds stemming from moderating economic conditions Net Interest Margin Compression is likely as deposit costs increase, continued focus on attracting Core non/low interest bearing deposits to mitigate compression Non-interest expense Upward bias as we attract top talent, continued investments in technology to generate efficiencies Expectations for the balance of 2023 are marked by 'Uncertainty' as future interest rate changes by the Federal Reserve, a potential recession, and industry-specific developments exert a resulting mixed impact on CB

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 12 Pittsburgh Metropolitan Area Attractive Operating Market1 1 source: https://pittsburghregion.org/doing-business-in-pittsburgh/

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 13 Revenue Generating Initiatives 2023 Goals p Continue investment in technology / applications to support the customer experience p Fine-tune build out of Commercial Banking team; begin implementation of new Loan Origination System to streamline processes p Rollout new consumer loan products including FHA mortgage products, securities based lending program and an advanced suite of treasury management products With a differentiated model and approach to risk management, our Operational Goals for 2023 are not impacted by recent bank failures

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 14 Senior Executive Vice President & Chief Credit Officer, Director since 2018. Over 35 years of experience. Ralph Burchianti Senior Executive Vice President & Chief Operations Officer since May 2019, joined CBFV in October 2014. Jennifer George President & CEO since August 2020. Previously Chief Credit Officer at First Bank, a privately held $6 Billion bank. Over 30 years of experience. John Montgomery Executive Vice President, Director of Client Experience & Innovation since April 2022. Ben Brown Executive Vice President, Chief Commercial Banking Officer since February 2022. Bruce Sharp Executive Vice President & Chief Financial Officer since May 2019. Jamie Prah Alan Bicker Executive Vice President, Chief Consumer Banking Officer since March 2022. Executive Leadership Team Steve Cobain Executive Vice President, Director of Credit Administration since April 2023.

Strong Q1 Performance

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 16 Q1 2023 – Highlights of the Quarter Improvement in Multiple Key Metrics(1) • Net Interest Margin (NIM) of 3.51%, up 6 basis points from Q4 2022; up 43 basis points from Q1 2022 • Q1 2023 adjusted Efficiency Ratio (non-GAAP) of 60.2%, compared with 65.9% in Q1 2022 • Pre-tax, pre-provision (PTPP) net income (excluding PPP and one-time items) of $5.3M in Q1 2023 was up 52.6% compared with $3.5M during Q1 2022 Loan Growth Coupled with Increased Deposit Balances • Loans grew $22.0 million (8.4% annualized) from December 31, 2022 • Tier 1 leverage remains strong at 9.24%, compared to 8.66% at December 31, 2022 • Deposits grew $13.0 million (4.1% annualized) from December 31, 2022 (1) Numbers and comparisons may be on an adjusted basis. See appendix for discussion and reconciliation of non-GAAP financial measures. Numbers and percent changes may not add/equate precisely due to rounding. Financial Performance Balance Sheet Strength Strong quarterly performance, driven by operating leverage and strategic initiatives driving financial results

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 17 Financial Update – Q1 2023 2021 FY 2022 FY Q1 2022 Q1 2023 ($000s except per share) 12/31/21 12/31/22 3/31/22 3/31/23         Balance Sheet       Total Assets $ 1,425,479 $ 1,408,938 $ 1,438,670 $ 1,430,708 Total Loans 1,020,796 1,049,873 1,020,642 1,071,865 Total Deposits 1,226,613 1,268,503 1,250,313 1,281,520 Tangible Common Equity(2) 118,097 96,910 107,574 104,395 Loans/ Deposits 83.2% 82.8% 81.6% 83.6 %           Capital Ratios (%)         Tier 1 Leverage 7.76% 8.66% 8.19% 9.24 % Tangible. Common Equity / Tangible Assets(2) 8.37 6.94 7.55 7.36 Tier 1 Ratio(3) 11.95 12.33 11.99 12.60 Total Capital Ratio(3) 13.18 13.58 13.20 13.69           Asset Quality (%)(1)         NPAs/ Assets 0.51% 0.41% 0.51% 0.52 % NCOs/ Avg Loans 0.01 (0.01) (0.01) (0.29) Reserves/ Nonaccrual Loans 233 321 218 190 Profitability         Net Income $ 11,570 $ 11,247 $ 3,047 $ 4,156 ROAA 0.79% 0.80% 0.87% 1.21 % PTPP ROAA(2) 1.32 1.27 1.10 1.57 ROAE 8.66 9.56 9.50 14.69 ROATCE(2) 12.54 12.60 12.30 18.35 Net Interest Margin (FTE)(2) 2.94 3.25 3.10 3.52 Adjusted Efficiency Ratio(2) 74.25 63.36 65.88 60.23 Diluted EPS $ 2.15 $ 2.18 $ 0.58 $ 0.79 TBV Per Share(2) 22.45 19.00 20.86 20.40 • Diluted EPS (GAAP) for Q1 2023 was $0.79, compared to $0.58 in the prior year period • NIM (FTE) (Non-GAAP) increased 42 bps year-over-year to 3.52% compared with Q1 2022 of 3.10% on improving asset yields slightly offset by higher interest-bearing deposit costs • Total loans were $1.07 billion, an increase of $22.0 million compared to prior year end • Total deposits were $1.28 billion, an increase of $13.0 million compared to the prior year end • Regulatory capital levels remain well capitalized (1) NPLs include nonaccrual loans, 90+ days past due loans and TDRs. NPAs include NPLs and OREO. (2) Non-GAAP financial metric. Please see the appendix to view this presentation for Non-GAAP reconciliations. (3) Regulatory capital ratios are bank-level. • Total assets were $1.43 billion, compared to $1.41 billion at the prior year end

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 18 Period ended balances were $1.07 billion at March 31, 2023 compared to $1.02 billion at March 31, 2022, an increase of 5.0%. in m ill io ns Quarter End Loan Balances $1,021 $1,028 $1,043 $1,050 $1,072 Total Loans Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $700 $750 $800 $850 $900 $950 $1,000 $1,050 $1,100 Quarterly Loan Growth in m ill io ns Quarter End Loan Balances $1,012 $1,024 $1,042 $1,050 $1,072 Total Loans excluding PPP(1) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $700 $750 $800 $850 $900 $950 $1,000 $1,050 $1,100

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 19 After completion of the branch optimization in June 2021, there has been continuous growth in core earnings from $3.5 million in the three months ended March 31, 2022 to $5.3 million in the three months ended March 31, 2023, an increase of 52.8%. in th ou sa nd s $3,460 $3,927 $4,417 $5,123 $5,281 Core Earnings Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 (1) Core earnings based on adjustments made in Non-GAAP Financial Measures: Core Earnings table in Appendix. Core Earnings GAAP equivalent is pre-tax income(loss) for the following quarters starting with Q1 2022 as noted, $3.5 million, $3.9 million, $4.4 million, $5.1 million, $5.3 million Core Earnings(1) Growth

Driving Margins by Controlling Costs

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 21 ▪ Total Interest and Dividend Income, plus Insurance Commissions, continue to grow ▪ Completion of optimization initiative in 2021 is resulting in improved efficiency ▪ Investing in retail deposit and commercial loan growth through our recent strategic hires Improving Returns on Our Human Capital Revenue per Full-time Employee $245,865 $272,570 $334,631 FY 2021 FY 2022 FY 2023 (annualized) $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 Revenue Metrics Benefiting from Optimization Efforts

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 22 ◦ Reduced overall branch locations from 16 to 13 during Q4 2021 - 2022 ◦ Deposits per branch continuing to trend well above pre-optimization levels ◦ Focus on driving revenue initiatives while continuing to scrub for additional optimization opportunities Branch Optimization Efforts Yielding Results $ in thousands $89,308 $86,799 $91,131 $97,577 $98,579 Total Deposits Deposits Per Branch 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 $1,000,000 $1,050,000 $1,100,000 $1,150,000 $1,200,000 $1,250,000 $1,300,000 $1,350,000 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 Increasing Efficiency In Our Branch Networks $ in th ou sa nd s

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 23 * Peers include public and private Pennsylvania banks with total assets of $1 billion to $5 billion as of 12/31/22. Source: KBW Equity Research; S&P Global Market Intelligence; Financial data as of 12/31/22. CB Has Maintained a Lower Average Cost of Deposits Versus Peers* Through the Most Recent Cycle CB Peers Avg Fed Funds Rate 2018 2019 2020 2021 2022 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Favorable Cost of Deposits

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 24 * Peers include public and private Pennsylvania banks with total assets of $1 billion to $5 billion as of 12/31/22 as Q1 2023 data is unavailable Source: S&P Global Market Intelligence; Financial data as of 12/31/22. CB Has Maintained a Higher Ratio of Non-Interest Bearing Deposits Compared to Peers Average* Through the Most Recent Cycle Non-Interest Bearing Deposit Market Advantage CB Peers 2018 2019 2020 2021 2022 10% 15% 20% 25% 30% 35%

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 25 Core Income is increasing at a faster rate than core expenses, which remained relatively flat, resulting in positive operating leverage in th ou sa nd s Core Income Core Expense Income Trendline Expense Trendline Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $— $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 (1) Core income/expense based on adjustments made in Non-GAAP Financial Measures: Core Earnings table in Appendix Operating Leverage Benefiting From Optimization 1 1

Credit Insights

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 27 Home Prices and Unemployment in the Pittsburgh MSA Compared Favorably with Pennsylvania and National Average Attractive Operating Markets ~ Less Recessionary Impact During Last Recession

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 28 Credit Breakdown by Industry Industry Breakdown Total Outstanding Balance ($000)   % of Total Loans Retail Space $ 123,951 $ 1,071,865,000 11.6 % Multifamily 75,919 7.1 Office Space 62,456 5.8 Senior Housing 18,929 1.8 Hotels 16,874 1.6 Oil and Gas 10,139 0.9 Restaurants 3,148 0.3  Total Industries $ 311,416   29.1% ▪ No loans are in deferral as of 3/31/2023 ▪ Exposure includes categories of CRE, Construction CRE, and C&I loans ▪ Credit book characterized by rigorous underwriting Source: Company information as of 3/31/2023 Retail 39.8% Multifamily 24.4% Office Space 20.0% Senior Housing 6.1% Hotels 5.4% Oil and Gas 3.3% Restaurants 1.0% Diversified Commercial Book Reduces Recession Sensitivity

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 29 Borrower Loan to Value Bands Borrower Loan to Value Bands Total Outstanding Balance ($000) % of CRE Loans   % of Total Loans < 50% $ 131,721 29.1% 12.3% 50% - 59% 72,387 16.0 71% 6.8 60% - 69% 118,847 26.2 11.1 70% - 79% 99,989 22.1 9.3 80% - 89% 14,937 3.3 1.4 90% - 99% 3,649 0.8 $ 1,071,865,000.00 .3 > 100% 11,239 2.5 1.0  Total $ 452,770 100%   42.2 % Key Takeaways: • Commercial Real Estate represents 42.2% of our total loan portfolio • Within Commercial Real Estate, 29.1% of loans carried an LTV of less than 50% at the time of underwriting • 71.3% of loans carried an LTV of 69% or lower at the time of underwriting • Average CRE loan of approximately $964,000 • Majority of CRE loans concentrated in Pittsburgh metropolitan area Source: Company information as of 3/31/2023 < 50% 29.1% 50% - 59% 16.0% 60% - 69% 26.2% 70% - 79% 22.1% 80% - 89% 3.3% 90% - 99% 0.8% > 100% 2.5% High - Quality Commercial Real Estate Book

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 30 Borrower Credit Score Bands Borrower Credit Score Bands Total Outstanding Balance ($000) % of Indirect Loans   % of Total Loans > 800 $ 61,329 45.3% 5.7% 740-799 49,193 36.3 82% 4.6 700-739 16,385 12.1 1.5 661-699 7,147 5.3 0.7 640-660 519 0.4 — < 640 826 0.6 $ 1,071,865,000.00 .1  Total $ 135,399 100.0%   12.6 % Key Takeaways: • Indirect Auto represents 12.6% of our total loan portfolio • Within Indirect Auto, 45.3% of loans are to borrowers with FICO scores of 800 or better at the time of underwriting • 81.6% of loans are to borrowers with FICO scores of 740 or better at the time of underwriting • Short term nature of portfolio provides an important source of liquidity Source: Company information as of 3/31/2023 < 640 0.6% 640-660 0.4% 661-699 5.3% 700-739 12.1%740-799 36.3% > 800 45.3% Indirect Auto Lending Supported by Prime Borrower Relationships

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 31 Borrower Loan to Value Bands Borrower Loan to Value Bands Total Outstanding Balance ($000) % of Residential Loans   % of Total Loans < 50% $ 95,607 28.7% $ 1,071,865,000 8.9% 50% - 59% 38,726 11.6 $ 1 3.6 60% - 69% 57,712 17.3 5.4 70% - 79% 90,014 27.0 8.4 80% - 89% 30,741 9.2 2.9 90% - 99% 19,353 5.8 1.8 > 100% 688 0.2 0.1  Total Borrower Loan to Value Bands $ 332,840 100.0%   31.1 % Key Takeaways: • Residential loans represent 31.1% of our total loan portfolio • Within our residential book, 28.7% of loans carried an LTV of less than 50% at the time of underwriting • 57.6% of loans carried an LTV of 69% or lower at the time of underwriting Source: Company information as of 3/31/2023 < 50% 28.7% 50% - 59% 11.6% 60% - 69% 17.4% 70% - 79% 27.1% 80% - 89% 9.2% 90% - 99% 5.8% > 100% 0.2% Residential Real Estate Segment Characterized by Conservative Loan to Values (LTVs)

Returning Capital to Shareholders

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 33 CB Financial has paid a regular quarterly dividend of $0.24 per share since Q1 2019, with an increase of 4.2% to $0.25 as of Q4 2022 Completed $7.5 million repurchase program in February 2022 308,996 Total Shares Average Cost $24.27 per share Authorized new $10 million repurchase program in April 2022 67,864 Shares purchased as of March 31, 2023 Average Cost $22.45 per share Strong Capital Position Allows us to Maintain Shareholder-friendly Initiatives Despite Economic Uncertainty Shareholder Friendly Programs

Key Financial Metrics

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 35 ◦ Continuing to focus on credit underwriting standards ◦ Providing personalized customer engagement that leads to repeat and referral business ◦ Focusing on growth in core deposits ◦ Branch optimization ($ in m ill io ns ) Total Assets $1,416.7 $1,425.5 $1,408.9 $1,430.7 12/31/20 12/31/21 12/31/22 03/31/23 $600 $800 $1,000 $1,200 $1,400 $1,600 Operating Initiatives Have Led to a High-Quality Balance Sheet

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 36 Expertise in Commercial Real Estate Commercial & Industrial 7.4% Real Estate- Construction 3.7% Real Estate- Commercial 42.2% Real Estate- Residential 31.1% Consumer 13.6% Other 2.0% (as of March 31, 2023) ($ in m ill io ns ) Total Loans $1,045.0 $1,023.0 $1,049.9 $1,071.9 12/31/20 12/31/21 12/31/22 03/31/23 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 $1,200.0 Loan Growth Trend and CRE Loan Composition

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 37 Owner Occupied CRE Loans by Industry – $115.6M Non-Owner Occupied CRE Loans by Industry – $337.1M Source: Company information as of 3/31/2023 Retail Space 32.5% Other Non-Farm/Non- Residential 19.7% Warehouse Space 14.2% Office Space 11.4% Medical Facilities 6.6% Churches 4.1% Vacant Land 3.4% Manufacturing 3.4% Senior Housing 2.9% Restaurants 1.8% Retail Space 25.8% Multifamily 22.5% Warehouse Space 14.5% Office Space 12.8% Manufacturing 9.0% Hotels 5.0% Medical Facilities 3.4% Senior Housing 2.6% Other Non-Farm/ Non-Residential 2.6% Oil and Gas 1.5%Other 0.3% CRE Portfolio by Industry

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 38 C&I Loans by Industry – $79.4M Source: Company information as of 3/31/2023 Information 11.1% Manufacturing 10.4%Real Estate Rental and Leasing 9.6% Oil and Gas 8.5% Educational Services 7.8% Utilities 7.7% Arts, Entertainment and Recreation 7.6% Professional, Scientific, and Technical Services 6.3% Health Care and Social Assistance 5.2% Senior Housing 5.1% Retail Trade 4.1% Wholesale Trade 3.9% Finance and Insurance 3.8% Construction 3.5% Administrative and Support and Waste Management and Remediation Services 2.9% Other Services 1.7% Other C&I Industries 0.8% C&I Portfolio by Industry

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 39 ($ in m ill io ns ) Total Deposits $340.6 $385.8 $390.4 $350.9 $259.9 $272.5 $311.8 $359.1 $199.0 $192.1 $209.1 $206.2 $235.1 $239.5 $248.0 $234.9 $190.0 $136.7 $109.1 $130.4 $1,224.6 $1,226.6 $1,268.5 $1,281.5 Total Deposits Time Deposits Savings Accounts Money Market Accounts Interest Bearing Demand Deposits Non-Interest Bearing Demand Deposits 12/31/20 12/31/21 12/31/22 03/31/23 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Source: Company information as of 3/31/2023 Total Deposits and Deposit Composition

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 40 Net (Recoveries) and Charge-offs /Average LoansNoncurrent Loans/Total Loans Allowance for Credit Losses to Total Loans Nonperforming Assets/Total Assets 0.52% 0.38% 0.39% 0.38% 0.51% 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% (0.01)% 1.01% (0.01)% 0.01% (0.29)% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 (0.50)% 0.00% 0.50% 1.00% 1.14% 1.25% 1.23% 1.22% 0.96% 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 0.90% 1.00% 1.10% 1.20% 1.30% 0.51% 0.42% 0.41% 0.41% 0.52% 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 0.40% 0.45% 0.50% 0.55% Asset Quality Trends

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 41 Noninterest income sources comprised approximately 16.5% of total operating revenue during Q1 2023; provides stable revenue stream $ in M ill io ns Total Revenue - Five Quarter Trend $9.9 $10.2 $11.0 $11.9 $11.6 $2.6 $2.1 $2.7 $2.4 $2.8 Net Interest Income Noninterest Income Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $0.0 $4.0 $8.0 $12.0 $16.0 Insurance Commissions $1,922 76.6% Other Income $141 5.6% Service Fees $445 17.8% Revenue Diversification Q1 2023 - Noninterest Income Mix (000's)

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 42 (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. Net Income $ in 000's $3,047 $118 $3,929 $4,152 $4,156 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $0 $1,000 $2,000 $3,000 $4,000 $5,000 Adjusted Net Income $ in 000's $3,059 $275 $3,619 $4,086 $4,029 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 $0 $1,000 $2,000 $3,000 $4,000 $5,000 Net Income and Adjusted Net Income(1) – Last 5 Quarters

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 43 (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. EPS - Diluted 0.58 0.02 0.77 0.81 0.79 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 (0.25) 0.00 0.25 0.50 0.75 1.00 1.25 1.50 Adjusted EPS - Diluted 0.59 0.05 0.71 0.80 0.77 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 (0.25) 0.00 0.25 0.50 0.75 1.00 1.25 1.50 (1) EPS - Diluted and Adjusted EPS - Diluted(1) – Last 5 Quarters

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 44 (1) Net Interest Margin (GAAP) was 3.08%, 3.12%, 3.29%, 3.45%, and 3.51%, respectively, for the same time periods. 3.32% 3.37% 3.68% 4.04% 4.32% 3.10% 3.13% 3.30% 3.46% 3.52% 0.33% 0.36% 0.57% 0.86% 1.19% Yield on Earning Assets Net Interest Margin (FTE) Cost of Funds Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Net Interest Margin (FTE)(1)

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 45 (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. Efficiency Ratio (GAAP) was 69.21%, 68.55%, 64.18%, 63.25%, and 62.72%, respectively, for the same time periods. 65.88% 64.18% 63.02% 60.74% 60.23% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 55.00% 57.50% 60.00% 62.50% 65.00% 67.50% 70.00% Adjusted Efficiency Ratio(1)

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 46 Adjusted Return on Average Assets – ROAA(1) Adjusted Return on Average Equity – ROAE(1) (1) Refer to Non-GAAP Financial Measures in the Appendix for the calculation of the measure and reconciliation to the most comparable GAAP measure. ROAA (GAAP) was 0.87%, 0.03%, 1.12%, 1.16% and 1.21%, respectively, for the same time periods. ROAE (GAAP) was 9.50%, 0.40%, 13.60%, 15.26%, and 14.69%, respectively, for the same time periods. 0.87% 0.08% 1.03% 1.15% 1.18% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 9.54% 0.93% 12.53% 15.01% 14.24% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00%

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 47 11.95% 11.95% 13.18% 7.76% 12.33% 12.33% 13.58% 8.66% 12.60% 12.60% 13.69% 9.24% December 31, 2021 December 31, 2022 March 31, 2023 Common Equity Tier 1 Capital (to Risk Weighted Assets) Tier 1 Capital (to Risk Weighted Assets) Total Capital (to Risk Weighted Assets) Tier 1 Leverage (to Adjusted Total Assets) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Strong Capital Ratios (Community Bank)

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 48 ◦ Community bank model is highly-differentiated compared with large regional banks experiencing recent regulatory issues ◦ Intense focus on sales and service culture which builds full relationships with our customers ◦ Utilize technology investments to enhance speed of process while improving customer experience ◦ Enhance profitability and efficiency potential while continuing to invest for future growth ◦ Continue our track record of opportunistic growth in the robust Pittsburgh Metropolitan and across our footprint ◦ Maintain / expand our relatively low-cost deposit base which enables the bank to deliver attractive net interest margins ◦ Leverage our credit culture and strong loan underwriting as a foundation to uphold our asset quality metrics Be the Community Bank of choice across our footprint for residents and small and medium-sized businesses Concluding Thoughts

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 49 Company Contact John H. Montgomery President and Chief Executive Officer Phone: (724) 225-2400 Investor Relations Jeremy Hellman, CFA Phone: (212) 836-9626 Email: jhellman@equityny.com NASDAQ Global Market: CBFV 100 N. Market Street Carmichaels, PA 15320 Phone: (724) 966-5041 Fax: (724) 966-7867 Contact Information

Appendix

Selected Consolidated Financial Information

Selected Financial Condition Data *(Dollars in thousands) (Unaudited)*	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
ASSETS					
Cash and Due From Banks	$ 103,545	$ 103,700	$ 122,801	$ 81,121	$ 123,588
Securities	189,025	190,058	193,846	213,505	231,097
Loans					
Real Estate:					
Residential	332,840	330,725	328,248	325,138	317,254
Commercial	452,770	436,805	432,516	426,105	427,227
Construction	39,522	44,923	49,502	41,277	54,227
Commercial and Industrial					
PPP	65	126	768	3,853	8,242
Other Commercial and Industrial	79,436	69,918	61,428	62,054	59,601
Consumer	146,081	146,927	150,615	148,921	143,422
Other	21,151	20,449	19,865	20,621	10,669
Total Loans	1,071,865	1,049,873	1,042,942	1,027,969	1,020,642
Allowance for Credit Losses	(10,270)	(12,819)	(12,854)	(12,833)	(11,595)
Loans, Net	1,061,595	1,037,054	1,030,088	1,015,136	1,009,047
Premises and Equipment, Net	17,732	17,844	18,064	18,196	18,349
Bank-Owned Life Insurance	24,943	25,893	25,750	25,610	25,468
Goodwill	9,732	9,732	9,732	9,732	9,732
Intangible Assets, Net	3,068	3,513	3,959	4,404	4,850
Accrued Interest Receivable and Other Assets	21,068	21,144	21,680	18,757	16,539
Total Assets	$ 1,430,708	$ 1,408,938	$ 1,425,920	$ 1,386,461	$ 1,438,670
LIABILITIES					
Deposits					
Non-Interest Bearing Demand Deposits Accounts	$ 350,911	$ 390,405	$ 407,107	$ 389,127	$ 400,105
Interest Bearing Demand Accounts	359,051	311,825	298,755	265,347	280,455
Money Market Accounts	206,174	209,125	198,715	185,308	192,929
Savings Accounts	234,935	248,022	250,378	250,226	247,589
Time Deposits	130,449	109,126	120,879	125,182	129,235
Total Deposits	1,281,520	1,268,503	1,275,834	1,215,190	1,250,313
Short-Term Borrowings	121	8,060	18,108	32,178	39,219
Other Borrowings	14,648	14,638	17,627	17,618	17,607
Accrued Interest and Other Liabilities	17,224	7,582	7,645	7,703	9,375
Total Liabilities	1,313,513	1,298,783	1,319,214	1,272,689	1,316,514
STOCKHOLDERS' EQUITY	$ 117,195	$ 110,155	$ 106,706	$ 113,772	$ 122,156
Total Liabilities and Stockholders' Equity	$ 1,430,708	$ 1,408,938	$ 1,425,920	$ 1,386,461	$ 1,438,670

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 51

Quarterly Income Statements

(Dollars in thousands) (Unaudited)

Selected Operating Data	Three Months Ended 3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Interest and Dividend Income					
Loans, Including Fees	$ 12,371	$ 11,835	$ 10,815	$ 9,733	$ 9,551
Securities:					
Taxable	964	974	985	988	905
Tax-Exempt	41	40	49	57	66
Dividends	24	28	21	20	22
Other Interest and Dividend Income	844	978	417	160	72
Total Interest and Dividend Income	14,244	13,855	12,287	10,958	10,616
Interest Expense					
Deposits	2,504	1,811	1,079	604	530
Short-Term Borrowings	2	7	19	18	19
Other Borrowings	155	171	174	173	174
Total Interest Expense	2,661	1,989	1,272	795	723
Net Interest and Dividend Income	11,583	11,866	11,015	10,163	9,893
Provision for Credit Losses	80	—	—	3,784	—
Net Interest and Dividend Income After Provision for Credit Losses	11,503	11,866	11,015	6,379	9,893
Noninterest Income:					
Service Fees	445	530	544	559	526
Insurance Commissions	1,922	1,399	1,368	1,369	1,798
Other Commissions	144	157	244	179	89
Net Gain on Sales of Loans	2	—	—	—	—
Net (Loss) Gain on Securities	(232)	83	(46)	(199)	(7)
Net Gain on Purchased Tax Credits	7	14	14	14	14
Net Gain (Loss) on Disposal of Fixed Assets	11	—	439	—	(8)
Income from Bank-Owned Life Insurance	140	143	140	142	136
Net Gain on Bank Owned Life Insurance Claims	302	—	—	—	—
Other Income	69	34	36	41	65
Total Noninterest Income	2,810	2,360	2,739	2,105	2,613
Noninterest Expense:					
Salaries and Employee Benefits	5,079	4,625	4,739	4,539	4,565
Occupancy	701	817	768	776	686
Equipment	218	178	170	182	210
Data Processing	857	681	540	446	485
FDIC Assessment	152	154	147	128	209
PA Shares Tax	260	258	240	240	240
Contracted Services	147	405	288	348	587
Legal and Professional Fees	182	362	334	389	152
Advertising	79	165	131	115	116
Other Real Estate Owned (Income)	(37)	(38)	(38)	(37)	(38)
Amortization of Intangible Assets	445	446	445	446	445
Other	945	945	1,063	838	999
Total Noninterest Expense	9,028	8,998	8,827	8,410	8,656
Income Before Income Tax (Benefit) Expense	5,285	5,228	4,927	74	3,850
Income Tax (Benefit) Expense	1,129	1,076	998	(44)	803
Net Income	$ 4,156	$ 4,152	$ 3,929	$ 118	$ 3,047

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 52

Per Common Share Data

Per Common Share Data	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
	Three Months Ended				
Dividends Per Common Share	$ 0.25	$ 0.24	$ 0.24	$ 0.24	$ 0.24
Earnings Per Common Share - Basic	0.81	0.81	0.77	0.02	0.59
Earnings Per Common Share - Diluted	0.79	0.81	0.77	0.02	0.58
Adjusted Earnings Per Common Share - Diluted (Non-GAAP) (1)	0.77	0.80	0.71	0.05	0.59
Weighted Average Common Shares Outstanding - Basic	5,109,597	5,095,237	5,106,861	5,147,846	5,198,194
Weighted Average Common Shares Outstanding - Diluted	5,262,982	5,104,254	5,118,627	5,156,975	5,220,887

	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Common Shares Outstanding	5,116,830	5,100,189	5,096,672	5,128,333	5,156,897
Book Value Per Common Share	$ 22.90	$ 21.60	$ 20.94	$ 22.18	$ 23.69
Tangible Book Value per Common Share (Non-GAAP) (2)	20.40	19.00	18.25	19.43	20.86
Stockholders' Equity to Assets	8.2%	7.8%	7.5%	8.2%	8.5%
Tangible Common Equity to Tangible Assets (Non-GAAP) (2)	7.4	6.9	6.6	7.3	7.6

(1) Non-GAAP Financial Measures: Adjusted Net Income, Adjusted EPS, Adjusted ROAA and Adjusted ROAE in the Appendix section.
(2) Non-GAAP Financial Measures: Tangible Common Equity, Tangible Book Value per Share and Tangible Common Equity to Tangible Assets in the Appendix section.

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 53

Selected Financial Ratios / Asset Quality Ratios / Capital Ratios

Selected Financial Ratios [2]	Three Months Ended 3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Return on Average Assets	1.21 %	1.16 %	1.12 %	0.03 %	0.87 %
Adjusted Return on Average Assets (Non-GAAP) [1]	1.18	1.15	1.03	0.08	0.87
Return on Average Equity	14.69	15.26	13.60	0.40	9.50
Adjusted Return on Average Equity (Non-GAAP) [1]	14.24	15.01	12.53	0.93	9.54
Average Interest-Earning Assets to Average Interest-Bearing Liabilities	147.53	149.04	149.41	149.03	144.48
Average Equity to Average Assets	8.27	7.63	8.20	8.49	9.14
Net Interest Rate Spread	3.12	3.17	3.10	3.00	2.98
Net Interest Rate Spread (FTE) (Non-GAAP) [1]	3.13	3.18	3.11	3.01	2.99
Net Interest Margin	3.51	3.45	3.29	3.12	3.08
Net Interest Margin (FTE) (Non-GAAP) [1]	3.52	3.46	3.30	3.13	3.10
Net (Recoveries) Charge-offs to Average Loans	(0.29)	0.01	(0.01)	1.01	(0.01)
Efficiency Ratio	62.72	63.25	64.18	68.55	69.21
Adjusted Efficiency Ratio (Non-GAAP) [1]	60.23	60.74	63.02	64.18	65.88

Asset Quality Ratios	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Allowance for Credit Losses to Total Loans	0.96 %	1.22 %	1.23 %	1.25 %	1.14 %
Allowance for Credit Losses to Nonperforming Loans [3]	143.44	221.06	218.61	219.89	158.88
Allowance for Credit Losses to Noncurrent Loans [4]	189.73	320.64	318.96	329.47	218.28
Delinquent and Nonaccrual Loans to Total Loans [4] [5]	1.02	0.81	0.46	0.45	0.79
Nonperforming Loans to Total Loans [3]	0.67	0.55	0.56	0.57	0.72
Noncurrent Loans to Total Loans [4]	0.51	0.38	0.39	0.38	0.52
Nonperforming Assets to Total Assets [6]	0.52	0.41	0.41	0.42	0.51

Capital Ratios [7]	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Common Equity Tier 1 Capital (to Risk Weighted Assets)	12.60 %	12.33 %	12.02 %	11.83 %	11.99 %
Tier 1 Capital (to Risk Weighted Assets)	12.60	12.33	12.02	11.83	11.99
Total Capital (to Risk Weighted Assets)	13.69	13.58	13.27	13.08	13.20
Tier 1 Leverage (to Adjusted Total Assets)	9.24	8.66	8.51	8.33	8.19

(1) Refer to Explanation of Use of Non-GAAP Financial Measures in this presentation for the calculation of the measure and reconciliation to the most comparable GAAP measure.
(2) Interim period ratios are calculated on an annualized basis.
(3) Nonperforming loans consist of all nonaccrual loans and accruing loans that are 90 days or more past due.
(4) Noncurrent loans consist of nonaccrual loans and accruing loans that are 90 days or more past due.
(5) Delinquent loans consist of accruing loans that are 30 days or more past due.
(6) Nonperforming assets consist of nonperforming loans and other real estate owned.
(7) Capital ratios are for Community Bank only.

Certain items previously reported may have been reclassified to conform with the current reporting period's format.

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 54

Average Balances and Yields

	Three Months Ended														
	March 31, 2023			December 31, 2022			September 30, 2022			June 30, 2022			March 31, 2022		
(Dollars in thousands) (Unaudited)	Average Balance	Interest and Dividends	Yield / Cost (1)	Average Balance	Interest and Dividends	Yield / Cost (1)	Average Balance	Interest and Dividends	Yield / Cost (1)	Average Balance	Interest and Dividends	Yield / Cost (1)	Average Balance	Interest and Dividends	Yield / Cost (1)
Assets:															
Interest-Earning Assets:															
Loans, Net (2)	$ 1,040,570	$ 12,391	4.83 %	$ 1,034,714	$ 11,853	4.54 %	$ 1,024,363	$ 10,833	4.20 %	$ 1,007,874	$ 9,751	3.88 %	$ 1,009,210	$ 9,573	3.85 %
Debt Securities															
Taxable	213,158	964	1.81	216,915	974	1.80	222,110	985	1.77	228,315	988	1.73	215,906	905	1.68
Exempt From Federal Tax	6,270	52	3.32	6,277	51	3.25	7,998	62	3.10	9,109	73	3.21	10,195	84	3.30
Equity Securities	2,693	24	3.56	2,693	28	4.16	2,693	21	3.12	2,693	20	2.97	2,693	22	3.27
Interest Bearing Deposits at Other Banks	74,555	805	4.32	99,108	939	3.79	67,870	378	2.23	56,379	122	0.87	59,296	33	0.22
Other Interest-Earning Assets	2,633	39	6.01	2,875	39	5.38	2,784	39	5.56	3,235	38	4.71	3,483	39	4.54
Total Interest-Earning Assets	1,339,879	14,275	4.32	1,362,582	13,884	4.04	1,327,818	12,318	3.68	1,307,605	10,992	3.37	1,300,783	10,656	3.32
Noninterest-Earning Assets	48,369			51,718			68,796			84,323			122,288		
Total Assets	$ 1,388,248			$ 1,414,300			$ 1,396,614			$ 1,391,928			$ 1,423,071		
Liabilities and Stockholders' Equity:															
Interest-Bearing Liabilities:															
Interest-Bearing Demand Deposits	$ 335,327	1,191	1.44 %	$ 315,352	810	1.02 %	$ 278,412	393	0.56 %	$ 260,655	111	0.17 %	$ 276,603	48	0.07 %
Savings	242,298	37	0.06	249,948	29	0.05	251,148	20	0.03	248,356	20	0.03	243,786	19	0.03
Money Market	213,443	939	1.78	206,192	604	1.16	189,371	269	0.56	188,804	61	0.13	192,425	41	0.09
Time Deposits	101,147	337	1.35	116,172	368	1.26	123,438	397	1.28	127,832	412	1.29	132,015	422	1.30
Total Interest-Bearing Deposits	892,215	2,504	1.14	887,664	1,811	0.81	842,369	1,079	0.51	825,647	604	0.29	844,829	530	0.25
Short-Term Borrowings															
Securities Sold Under Agreements to Repurchase	1,344	2	0.60	8,985	7	0.31	28,738	19	0.26	34,135	18	0.21	37,884	19	0.20
Other Borrowings	14,641	155	4.29	17,598	171	3.86	17,621	174	3.92	17,611	173	3.94	17,604	174	4.01
Total Interest-Bearing Liabilities	908,200	2,661	1.19	914,247	1,989	0.86	888,728	1,272	0.57	877,393	795	0.36	900,317	723	0.33
Noninterest-Bearing Demand Deposits	362,343			391,300			390,658			391,975			384,188		
Accrued Interest Payable and Other Liabilities	2,953			788			2,636			4,415			8,554		
Total Liabilities	1,273,496			1,306,335			1,282,022			1,273,783			1,293,059		
Stockholders' Equity	114,752			107,965			114,592			118,145			130,012		
Total Liabilities and Stockholders' Equity	$ 1,388,248			$ 1,414,300			$ 1,396,614			$ 1,391,928			$ 1,423,071		
Net Interest Income (FTE) (Non-GAAP) (3)		11,614			11,895			11,046			10,197			9,933	
Net Interest-Earning Assets (4)	431,679			448,335			439,090			430,212			400,466		
Net Interest Rate Spread (FTE)(Non-GAAP) (3)(5)			3.13 %			3.18 %			3.11 %			3.01 %			2.99 %
Net Interest Margin (FTE) (Non-GAAP) (3)(6)			3.52			3.46			3.30			3.13			3.10
PPP Loans	100	3	12.17	216	22	40.41	2,424	123	20.13	5,546	144	10.41	14,673	445	12.30

(1) Annualized based on three months ended results.
(2) Net of allowance for credit losses and includes nonaccrual loans with a zero yield and Loans Held for Sale if applicable
(3) Refer to Explanation and Use of Non-GAAP Financial Measures in this presentation for the calculation of the measure and reconciliation to the most comparable GAAP measure.
(4) Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(5) Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.
(6) Net interest margin represents net interest income divided by average total interest-earning assets.

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 55

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 56 Three Months Ended Year Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/22 12/31/21 (Dollars in thousands, except share and per share data) (Unaudited) Net Income (GAAP) $ 4,156 $ 4,152 $ 3,929 $ 118 $ 3,047 $ 11,247 $ 11,570 Adjustments (Gain) Loss on Securities 232 (83) 46 199 7 168 (526) (Gain) on Sale of Branches — — — — — — (5,203) (Gain) Loss on Disposal of Fixed Assets (11) — (439) — 8 (431) 3 Net Gain on Bank-owned life insurance claims (302) — — — — — — Tax effect (46) 17 83 (42) (3) 55 1,202 Non-Cash Charges: Intangible Asset and Goodwill Impairment — — — — — — 1,178 Writedown on Fixed Assets — — — — — — 2,293 Tax Effect — — — — — — — Adjusted Net Income (Non-GAAP) $ 4,029 $ 4,086 $ 3,619 $ 275 $ 3,059 $ 11,039 $ 10,517 Weighted-Average Diluted Common Shares and Common Stock Equivalents Outstanding 5,262,982 5,104,254 5,118,627 5,156,975 5,220,887 5,149,312 5,392,729 Earnings per Common Share - Diluted (GAAP) $ 0.79 $ 0.81 $ 0.77 $ 0.02 $ 0.58 $ 2.18 $ 2.15 Adjusted Earnings per Common Share - Diluted (Non- GAAP) $ 0.77 $ 0.80 $ 0.71 $ 0.05 $ 0.59 $ 2.14 $ 1.95 Net Income (GAAP) (Numerator) $ 4,156 $ 4,152 $ 3,929 $ 118 $ 3,047 $ 11,247 $ 11,570 Annualization Factor 4.06 3.97 3.97 4.01 4.06 1.00 1.00 Average Assets (Denominator) $ 1,388,248 $ 1,414,300 $ 1,396,614 $ 1,391,928 $ 1,423,071 1,406,428 1,464,454 Return on Average Assets (GAAP) 1.21% 1.16% 1.12% 0.03% 0.87% 0.80% 0.79 % Adjusted Net Income (Non-GAAP) (Numerator) $ 4,029 $ 4,086 $ 3,619 $ 275 $ 3,059 $ 11,039 $ 10,517 Annualization Factor 4.06 3.97 3.97 4.01 4.06 1.00 1.00 Average Assets (Denominator) $ 1,388,248 $ 1,414,300 $ 1,396,614 $ 1,391,928 $ 1,423,071 1,406,428 1,464,454 Adjusted Return on Average Assets (Non-GAAP) 1.18% 1.15% 1.03% 0.08% 0.87% 0.78% 0.72 % Share Price $ 21.71 Divided by: Earnings per Common Share - Diluted (GAAP) (Last 12 Months) $ 2.39 Price to EPS (GAAP) 9.1x Share Price $ 21.76 Divided by: Adjusted Earnings per Common Share - Diluted (GAAP) (Last 12 Months) $ 0.77 Price to Adjusted EPS (Non-GAAP) 28.3x Non-GAAP Financial Measures: Adjusted Net Income, Adjusted EPS and Adjusted ROAA

Non-GAAP Financial Measures: Adjusted Net Income, Adjusted EPS and Adjusted ROAE

	Three Months Ended				
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
(Dollars in thousands) (Unaudited)					
Net Income (GAAP)	$ 4,156	$ 4,152	$ 3,929	$ 118	$ 3,047
Adjustments					
Loss (Gain) on Securities	232	(83)	46	199	7
(Gain) Loss on Disposal of Fixed Assets	(11)	—	(439)	—	8
Net Gain on Bank-owned life insurance claims	(302)	—	—	—	—
Tax effect	(46)	17	83	(42)	(3)
Adjusted Net Income (Non-GAAP)	$ 4,029	$ 4,086	$ 3,619	$ 275	$ 3,059
Weighted-Average Diluted Common Shares and Common Stock Equivalents Outstanding	5,262,982	5,104,254	5,118,627	5,156,975	5,220,887
Earnings per Common Share - Diluted (GAAP)	$ 0.79	$ 0.81	$ 0.77	$ 0.02	$ 0.58
Adjusted Earnings per Common Share - Diluted (Non-GAAP)	$ 0.77	$ 0.80	$ 0.71	$ 0.05	$ 0.59
Net Income (GAAP) (Numerator)	$ 4,156	4,152	3,929	118	3,047
Annualization Factor	4.06	3.97	3.97	4.01	4.06
Average Equity (Denominator) (GAAP)	$ 114,752	107,965	114,592	118,145	130,012
Return on Average Equity (GAAP)	14.69%	15.26 %	13.60 %	0.40 %	9.50 %
Adjusted Net Income (Non- GAAP) (Numerator)	$ 4,029	$ 4,086	$ 3,619	$ 275	$ 3,059
Annualization Factor	4.06	3.97	3.97	4.01	4.06
Average Equity (Denominator) (GAAP)	$ 114,752	107,965	114,592	118,145	130,012
Adjusted Return on Average Equity (Non-GAAP)	14.24%	15.01 %	12.53 %	0.93 %	9.54 %

Share Price	$ 21.71
Divided by: Earnings per Common Share - Diluted (GAAP) (Last 12 Months)	$ 2.39
Price to EPS (GAAP)	9.1x
Share Price	$ 21.71
Divided by: Adjusted Earnings per Common Share - Diluted (non-GAAP) (Last 12 Months)	$ 2.33
Price to Adjusted EPS (Non-GAAP)	9.3x

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 57

Non-GAAP Financial Measures: Tangible Common Equity, Tangible Book Value per Share and Tangible Common Equity to Tangible Assets

	Three Months Ended					Year Ended	
(Dollars in thousands, except share and per share data)	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	12/31/22	12/31/21
Stockholders' Equity (GAAP)	$ 117,195	$ 110,155	$ 106,706	$ 113,772	$ 122,156	$ 110,155	$ 133,124
Goodwill and Intangible Assets, Net	(12,800)	(13,245)	(13,691)	(14,136)	(14,582)	(13,245)	(15,027)
Tangible Common Equity or Tangible Book Value (Non-GAAP)	$ 104,395	$ 96,910	$ 93,015	$ 99,636	$ 107,574	$ 96,910	$ 118,097
Common Shares Outstanding	5,116,830	5,100,189	5,096,672	5,128,333	5,156,897	5,100,189	5,260,672
Book Value per Common Share (GAAP)	$ 22.90	$ 21.60	$ 20.94	$ 22.18	$ 23.69	$ 21.60	$ 25.31
Tangible Book Value per Common Share (Non-GAAP)	$ 20.40	$ 19.00	$ 18.25	$ 19.43	$ 20.86	$ 19.00	$ 22.45
Total Assets (GAAP)	$ 1,430,708	$ 1,408,938	$ 1,425,920	$ 1,386,461	$ 1,438,670	$ 1,408,938	$ 1,425,479
Goodwill and Intangible Assets, Net	(12,800)	(13,245)	(13,691)	(14,136)	(14,582)	(13,245)	(15,027)
Tangible Assets (Non-GAAP)	$ 1,417,908	$ 1,395,693	$ 1,412,229	$ 1,372,325	$ 1,424,088	$ 1,395,693	$ 1,410,452
Stockholders' Equity to Assets (GAAP)	8.2%	7.8%	7.5%	8.2%	8.5%	7.8%	9.3%
Tangible Common Equity / Tangible Assets (Non-GAAP)	7.4%	6.9%	6.6%	7.3%	7.6%	6.9%	8.4%
Share Price as of March 31, 2023	$ 21.71						
Price to Book Value (GAAP)	0.95x						
Price to Tangible Book Value (Non-GAAP)	1.06x						

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 58

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 59 Three Months Ended Year Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 12/31/22 12/31/21 (Dollars in thousands) Net Income (GAAP) $ 4,156 $ 4,152 $ 3,929 $ 118 $ 3,047 $ 3,047 $ 11,570 Amortization of Intangible Assets, Net 445 446 445 446 445 445 1,926 Goodwill Impairment — — — — — — 1,178 Adjusted Net Income (Non-GAAP) (Numerator) $ 4,601 $ 4,598 $ 4,374 $ 564 $ 3,492 $ 3,492 $ 14,674 Annualization Factor 4.06 3.97 3.97 4.01 4.06 4.06 1.00 Average Stockholders' Equity (GAAP) $ 114,752 $ 107,965 $ 114,592 $ 118,145 $ 130,012 $ 130,012 $ 133,605 Average Goodwill and Intangible Assets, Net (13,080) (13,534) (13,968) (14,414) (14,870) (14,870) (16,591) Average Tangible Common Equity (Non-GAAP) (Denominator) $ 101,672 $ 94,431 $ 100,624 $ 103,731 $ 115,142 $ 115,142 $ 117,014 Return on Average Equity (GAAP) 14.69% 15.26% 13.60% 0.40% 9.50% 9.50% 8.66 % Return on Average Tangible Common Equity (Non-GAAP) 18.35% 19.32% 17.25% 2.18% 12.30% 12.30% 12.54 % Non-GAAP Financial Measures: Return on Average Tangible Common Equity

Non-GAAP Financial Measures: Net Interest Rate Spread (FTE) and Net Interest Margin (FTE)

(Dollars in thousands)	Three Months Ended 3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	Year Ended 12/31/22	12/31/21
Interest Income per Consolidated Statement of Income (GAAP)	$ 14,244	$ 13,855	$ 12,287	$ 10,958	$ 10,616	$ 10,616	$ 43,557
Adjustment to FTE Basis	31	29	31	34	40	40	172
Interest Income (FTE) (Non-GAAP)	$ 14,275	$ 13,884	$ 12,318	$ 10,992	$ 10,656	$ 10,656	$ 43,729
Interest Expense per Consolidated Statement of Income (GAAP)	2,661	1,989	1,272	795	723	723	3,405
Net Interest Income (FTE) (Non-GAAP)	$ 11,614	$ 11,895	$ 11,046	$ 10,197	$ 9,933	$ 9,933	$ 40,324
Net Interest Income (GAAP)	$ 11,583	$ 11,866	$ 11,015	$ 10,163	$ 9,893	$ 9,893	$ 40,152
Net Interest Rate Spread (GAAP)	3.12 %	3.17 %	3.10 %	3.00 %	2.98 %	2.98%	2.81%
Adjustment to FTE Basis	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Interest Rate Spread (FTE) (Non-GAAP)	3.13 %	3.18 %	3.11 %	3.01 %	2.99 %	2.99%	2.82%
Divided by: Average Interest Earning Assets	$ 1,339,879	$ 1,362,582	$ 1,327,818	$ 1,307,605	$ 1,300,783	$ 1,300,783	$ 1,373,379
Multiplied by: Annualization Factor	4.0556	3.9674	3.9674	4.0110	4.0556	4.0556	1.0000
Net Interest Margin (FTE) (Non-GAAP)	3.52 %	3.46 %	3.30 %	3.13 %	3.10 %	3.10%	2.94%
Net Interest Margin (GAAP)	3.51 %	3.45 %	3.29 %	3.12 %	3.08 %	3.08%	2.92%

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 60

Non-GAAP Financial Measures: Adjusted Efficiency Ratio

(Dollars in thousands)	Three Months Ended 3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	Year Ended 12/31/22	12/31/21
Efficiency Ratio (GAAP)							
Noninterest expense (GAAP)	$ 9,028	$ 8,998	$ 8,827	$ 8,410	$ 8,656	$ 34,891	$ 42,862
Net Interest and Dividend Income (GAAP)	11,583	11,866	11,015	10,163	9,893	42,935	40,152
Noninterest Income (GAAP)	2,810	2,360	2,739	2,105	2,613	9,819	16,280
Operating Revenue (GAAP)	$ 14,393	$ 14,226	$ 13,754	$ 12,268	$ 12,506	$ 52,754	$ 56,432
Efficiency Ratio (GAAP)	62.72 %	63.25 %	64.18 %	68.55 %	69.21 %	66.14 %	75.95 %
Adjusted Efficiency Ratio (Non-GAAP)							
Noninterest expense (GAAP)	$ 9,028	$ 8,998	$ 8,827	$ 8,410	$ 8,656	$ 34,891	$ 42,862
Less:							
Other Real Estate Owned (Income)	(37)	(38)	(38)	(37)	(38)	(151)	(183)
Amortization of Intangible Assets, Net	445	446	445	446	445	1,782	1,926
Intangible Assets and Goodwill Impairment	—	—	—	—	—	—	1,178
Writedown on Fixed Assets	—	—	—	—	—	—	2,293
Adjusted Noninterest Expense (Non-GAAP)	$ 8,620	$ 8,590	$ 8,420	$ 8,001	$ 8,249	$ 33,260	$ 37,648
Net Interest and Dividend Income (GAAP)	$ 11,583	$ 11,866	$ 11,015	$ 10,163	$ 9,893	$ 42,935	$ 40,152
Noninterest Income (GAAP)	2,810	2,360	2,739	2,105	2,613	9,819	16,280
Less:							
Net (Loss) Gain on Securities	(232)	83	(46)	(199)	(7)	(169)	526
Gain on Sale of Branches	—	—	—	—	—	—	5,203
Net Gain (Loss) on Disposal of Fixed Assets	11	—	439	—	(8)	431	(3)
Net Gain on Bank-Owned Life Insurance Claims	302	—	—	—	—	—	—
Adjusted Noninterest Income (Non-GAAP)	$ 2,729	$ 2,277	$ 2,346	$ 2,304	$ 2,628	$ 9,557	$ 10,554
Adjusted Operating Revenue (Non-GAAP)	$ 14,312	$ 14,143	$ 13,361	$ 12,467	$ 12,521	$ 52,492	$ 50,706
Adjusted Efficiency Ratio (Non-GAAP)	60.23 %	60.74 %	63.02 %	64.18 %	65.88 %	63.36 %	74.25 %

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 61

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 62 Non-GAAP Financial Measures: Core Earnings (1) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Interest Income (GAAP) $ 14,244 $ 13,855 $ 12,287 $ 10,958 $ 10,616 Noninterest Income (GAAP) 2,810 2,360 2,739 2,105 2,613 Loss (Gain) on securities 232 (83) 46 199 7 (Gain) loss on disposal of Fixed Assets (11) — (439) — 8 Gain from Bank-Owned Life Insurance Claims (302) — — — — PPP Fees (3) (22) (117) (130) (405) Core Income (Non-GAAP) $ 16,970 $ 16,110 $ 14,516 $ 13,132 $ 12,839 Interest Expense (GAAP) $ 2,661 $ 1,989 $ 1,272 $ 795 $ 723 Noninterest Expense (GAAP) 9,028 8,998 8,827 8,410 8,656 Core Expense (Non-GAAP) $ 11,689 $ 10,987 $ 10,099 $ 9,205 $ 9,379 Core Earnings (Non-GAAP) $ 5,281 $ 5,123 $ 4,417 $ 3,927 $ 3,460 (1) Core Earnings adjusted for provision, PPP fees, other one-time items, and branch optimization expenses that were previously reported in the Company's quarterly press release filings with the Securities and Exchange Commission ("SEC") from March 31, 2022 through March 31, 2023.

CB Financial Services, Inc. (Nasdaq: CBFV) April 2023 Page 63 Three Months Ended Last 12 Months Year Ended 3/31/23 12/31/22 9/30/22 6/30/22 3/31/22 3/31/23 12/31/22 12/31/21 (Dollars in thousands) Net Income Before Income Tax Expense (Benefit) (GAAP) $ 5,285 $ 5,228 $ 4,927 $ 74 $ 3,850 $ 15,514 $ 14,079 $ 14,695 Provision (Recovery) for Credit Losses 80 — — 3,784 — 3,864 3,784 (1,125) Goodwill and Intangible Asset Impairment — — — — — — — 1,178 Writedown on Fixed Assets — — — — — — — 2,293 PTPP Net Income (Non-GAAP) (Numerator) $ 5,365 $ 5,228 $ 4,927 $ 3,858 $ 3,850 $ 19,378 $ 17,863 $ 17,041 Annualization Factor 4.0556 3.9674 3.9674 4.0110 4.0556 1.0000 1.0000 1.0000 Average Assets (Denominator) $ 1,388,248 $ 1,414,300 $ 1,396,614 $ 1,391,928 $ 1,423,071 $ 1,323,315 $ 1,406,428 $ 1,286,686 PTPP Return on Average Assets (Non-GAAP) 1.57% 1.47% 1.40% 1.11% 1.10% 1.46% 1.27% 1.32 % Non-GAAP Financial Measures: Pre-Tax Pre-Provision Return on Average Assets